POWER OF ATTORNEY




         Each of the undersigned hereby constitutes and appoints Karen Jacoppo-Wood, Christopher J. Kelley, John E. Pelletier, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Harris Insight Funds Trust and of HT Insight Funds, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






/s/ C. Gary Gerst
-----------------------------                         --------------------------
C. Gary Gerst                                         Edgar R. Fiedler







-----------------------------                         --------------------------
John W. McCarter, Jr.                                 Ernest M. Roth





Dated:            November 4, 1996





                                POWER OF ATTORNEY




         Each of the undersigned hereby constitutes and appoints Karen Jacoppo-Wood, Christopher J. Kelley, John E. Pelletier, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Harris Insight Funds Trust and of HT Insight Funds, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






                                                      /s/ Edgar R. Fielder
-----------------------------                         --------------------------
C. Gary Gerst                                         Edgar R. Fiedler







-----------------------------                         --------------------------
John W. McCarter, Jr.                                 Ernest M. Roth






Dated:            November 4, 1996





                                POWER OF ATTORNEY




         Each of the undersigned hereby constitutes and appoints Karen Jacoppo-Wood, Christopher J. Kelley, John E. Pelletier, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Harris Insight Funds Trust and of HT Insight Funds, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






-----------------------------                         --------------------------
C. Gary Gerst                                         Edgar R. Fiedler







/s/ John W. McCarter, Jr.
-----------------------------                         --------------------------
John W. McCarter, Jr.                                 Ernest M. Roth






Dated:            November 4, 1996





                                POWER OF ATTORNEY




         Each of the undersigned hereby constitutes and appoints Karen Jacoppo-Wood, Christopher J. Kelley, John E. Pelletier, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Harris Insight Funds Trust and of HT Insight Funds, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






-----------------------------                         --------------------------
C. Gary Gerst                                         Edgar R. Fiedler







                                                      /s/ Ernest M. Roth
-----------------------------                         --------------------------
John W. McCarter, Jr.                                 Ernest M. Roth







Dated:            November 4, 1996